Exhibit 10.3

FIRST AMENDMENT
TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of October 12, 2012, among HIGHWOODS REALTY LIMITED PARTNERSHIP, a North Carolina limited partnership (“Highwoods Realty”), HIGHWOODS PROPERTIES, INC., a Maryland corporation (“Highwoods Properties”) and HIGHWOODS SERVICES, INC., a North Carolina corporation (“Highwoods Services;” Highwoods Realty, Highwoods Properties, and Highwoods Services are hereinafter referred to individually as a “Borrower” and collectively as “Borrowers”), each Lender that is a party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”), Swing Line Lender and L/C Issuer.

R E C I T A L S

A.    Reference is hereby made to that certain Third Amended and Restated Credit Agreement dated as of July 27, 2011 (as modified, amended, renewed, extended, or restated from time to time, the “Credit Agreement”), executed by Borrowers, the Lenders defined therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender, and L/C Issuer (Administrative Agent, Swing Line Lender, L/C Issuer, and Lenders are individually referred to herein as a “Credit Party” and collectively referred to herein as the “Credit Parties”).

B.    Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

C.    Borrowers have requested that Lenders modify certain provisions contained in the Credit Agreement, and each Lender that is a party hereto has agreed to such modifications, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement's sections.

2.    Amendment to the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended to delete the definitions of “Acquired Properties” and “Annualized Adjusted NOI” in their entirety and replace such definitions with the following:

“Acquired Properties” means, at any time, all Properties acquired by the Subject Parties within the previous twelve (12) calendar months from any third party entity through an arms-length transaction.

“Annualized Adjusted NOI” means (a) for each Property owned for twenty-four (24) months or more, Adjusted NOI for such Property for the immediately preceding twelve (12) month period; and (b) for each Property owned for a period of less than twenty-four (24) months and for each Property formerly qualifying as a Non-Income Producing Property (other than an Acquired Property) that has been an Income-Producing Property for less than twelve (12) months, Adjusted NOI for such Property calculated by annualizing from the date such Property became an Income-Producing Property to date Adjusted NOI for such Property and adjusting (through appropriate pro-rating, removal or other correction) for all annual or one-time lump sum payments or expenses with respect to the Property or for any extraordinary income or expense items with respect to such Property; provided, that all amounts included in the above calculations with respect to Properties owned by Unconsolidated Affiliates (and not otherwise adjusted for interests in Unconsolidated Affiliates) shall be adjusted to include only that portion of such amounts attributable to Unconsolidated Affiliate Interests.

3.    Amendments to other Loan Documents.

(a)    All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)    Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.    Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives fully executed counterparts of this Amendment signed by the Required Lenders, Borrowers, and each Guarantor; (b) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (c) after giving effect to this Amendment, no Default exists.

6.    Ratifications. Borrowers (a) ratify and confirm all provisions of the Loan Documents as amended by this Amendment, (b) ratify and confirm that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of Borrowers under the Credit Agreement and the Loan Documents, and (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

7.    Representations. Borrowers represent and warrant to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by each Borrower and each Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by any Borrower or any Guarantor of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon each Borrower and each Guarantor and are enforceable against each Borrower and each Guarantor in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Borrower and each Guarantor of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which any Borrower or any Guarantor is a party or by which any Borrower or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

8.    Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

9.    Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed -- and its performance enforced -- under North Carolina law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts

(originals or facsimile copies followed by originals within two (2) Business Days) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.    RELEASE. EACH BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGE THAT THE OBLIGATIONS ARE ABSOLUTE AND UNCONDITIONAL WITHOUT ANY RIGHT OF RECISSION, SETOFF, COUNTERCLAIM, DEFENSE, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ANY CREDIT PARTY. THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE EACH CREDIT PARTY AND ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH BORROWERS AND GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING, OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

11.    Entireties. The Credit Agreement as amended by this Amendment represents the final agreement between the parties about the subject matter of the Credit Agreement as amended by this Amendment and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

12.    Parties. This Amendment binds and inures to Borrowers, Guarantors, Administrative Agent, each Lender, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

EXECUTED as of the date first stated above.

BORROWERS:

HIGHWOODS REALTY LIMITED PARTNERSHIP
By:    HIGHWOODS PROPERTIES, INC., its General Partner
HIGHWOODS PROPERTIES, INC.
HIGHWOODS SERVICES, INC.

By:    /s/ Jeffrey D. Miller
Jeffrey D. Miller
Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:        /s/ Authorized Signatory
Name:
Title:

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

REGIONS BANK,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

UNION BANK, N.A.,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

FIFTH THIRD BANK, an Ohio banking corporation,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

CHEVY CHASE BANK, A DIVISION OF CAPITAL ONE, N.A., as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

COMERICA BANK, a Texas banking association
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

MORGAN STANLEY BANK, N.A.,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

ROYAL BANK OF CANADA,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

RBC BANK (USA),
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:        /s/ Authorized Signatory
Name:
Title:

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